Exhibit 10.2


                               GUARANTY AGREEMENT
                               ------------------

     FOR VALUE RECEIVED, and in consideration of the amendment of the Note (defined below) and any loan or advance now or hereafter made to GIRLS' LIFE ACQUISITION CORP., a Maryland corporation, (together with its successors and assigns, "GLA") by TNK, INC., f/k/a GIRLS LIFE, INC. ("TNK"), which Note, loans and advances will be to the direct interest and advantage of the undersigned, the undersigned and TNK agree as follows:

     1.     THE AGREEMENT.

     An Asset Purchase Agreement, dated August 18, 2006, was entered into by and among Monarch Services, Inc. ("Monarch"), GLA and TNK (the "Agreement"). The delivery of a Promissory Note dated August 18, 2006, made by GLA and payable to the order of TNK (the "Note") constituted partial consideration of the asset purchase price under the Agreement. Monarch, GLA, TNK and the undersigned have agreed to amend the Agreement and the Note under certain terms and conditions, including the undersigned's personal guarantee of repayment of the Note.

     2.     CHARACTER OF OBLIGATION.

     Subject to the defenses set forth in the last sentence of this section, the undersigned hereby unconditionally guarantees the full payment and performance by GLA of the Note, any agreements with respect thereto, including all interest and other charges stated therein, any other loans, promissory notes or advances, including all interest and other charges stated therein, all obligations of GLA under any security agreement, instrument of lien, security deed or other security device in favor of TNK, and all other obligations of GLA to TNK however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (hereafter the "Obligations"). Subject to the defenses set forth in the last sentence of this section, the obligation of the undersigned hereunder is primary and unconditional and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against GLA or any other guarantor or surety, and before, concurrently or after any proceeding by TNK against any security, and shall be effective regardless of the solvency or insolvency of GLA at any time, the extension or modification of the Obligations by operation of law, or the subsequent reorganization, merger or consolidation of GLA, or any other change in its composition, nature, personnel or location. The obligation hereunder may be considered by TNK either as a guaranty or agreement of surety. Payment of any sum or sums due to TNK hereunder will be made by the undersigned within 5 days of demand by TNK. If claim is ever made upon TNK for repayment or recovery of any amount or amounts received by TNK in payment of any of the Obligations and TNK repays all or part of said amount by reason of
(a)any judgment, decree or order of any court or administrative body having jurisdiction over over TNK or any of its property, or (b) any settlement or compromise of any such claim effected by TNK with any such claimant (including
GLA), then in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any of the Obligations, and the undersigned shall be and remain obligated to TNK hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by TNK. The undersigned agrees that the books and records of TNK showing the account between TNK and GLA shall be admissible in evidence in any action or proceeding, and shall constitute prima facie proof thereof. The undersigned agrees to pay all costs of TNK of collection of any sum or sums due hereunder, and, if collected by or through an attorney, reasonable attorneys' fees together with all other legal and court expenses. The undersigned agrees that her obligation hereunder shall not be discharged or impaired in any respect by reason of any failure by TNK to perfect, or continue perfection of, any lien or security interest in any security or any delay by TNK in perfecting any such lien or security interest. Subject to the next sentence, the liability of undersigned for such Obligations shall be unlimited. Nothing in this Guaranty Agreement shall prevent the undersigned from raising any defenses of GLA other than (a) the insolvency of GLA; (b) the power or authority or lack thereof of GLA to incur the Obligations; (c) the validity or enforceability of any of the documentation reflecting or securing the same; or (d) the existence or non-existence of GLA as a legal entity.

     2.     CONSENT AND WAIVER.

     The undersigned waives notice of acceptance hereof, creation of any of the Obligations, or nonpayment or default by GLA under any of the Obligations or any agreement now or hereafter existing between GLA and TNK, presentment, demand, notice of dishonor, protest and any other notices whatever. The undersigned waives any right to direct the application of payments and agrees that TNK may apply any payments received from the undersigned, GLA or any other person or entity to the Obligations in such order as TNK may elect in its discretion and that TNK may reverse and reapply such payments as it deems appropriate. The undersigned, without affecting her liability hereunder, consents to and waives notice of all changes of terms of the Obligations, the release of the whole or any part of the Obligations, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, the acceptance or release of security, extension of the time to pay for any period whether or not longer than the original period, or any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations or any collateral security given by GLA. The undersigned agrees that she shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of GLA or to any collateral for the Obligations, until payment in full of the Obligations. The undersigned also consents to and waives notice of any arrangements or settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code (entitled "Bankruptcy") as amended, or assignment for the benefit of creditors of GLA, and anything whatever, whether or not herein specified which may be done or waived by or between TNK and GLA, or GLA and any other person whose claim against GLA has been or shall be assigned or transferred to TNK. The undersigned agrees that if any notification of intended disposition of collateral or of any other act by TNK is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least ten (10) days before such disposition or act, postage prepaid, addressed to the undersigned either at the address shown below or at any other address of the undersigned appearing on the records of TNK, shall be deemed reasonably and properly given. TNK may, without notice of any kind, sell, assign or transfer any or all of the Obligations and in such event each and every immediate and successive assignee, transferee or holder of any of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; provided, however, that TNK shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guaranty for the benefit of TNK as to such of the
Obligations as were not sold, assigned or transferred.   THE UNDERSIGNED HEREBY
WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY RELATED DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF MARYLAND OR OF THE UNITED STATES OF AMERICA LOCATED IN THE DISTRICT OF MARYLAND, AND THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-XCLUSIVE JURISDICTION OF THOSE COURTS. THE UNDERSIGNED IRREVOCABLY WAIVES
ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.

     3.     CONSTRUCTION.

     This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Maryland. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. This Guaranty does not supersede any other guaranty or other agreement executed by the undersigned, or any other guaranty in favor of TNK.

     4.     BENEFIT.

     This Guaranty shall bind the undersigned, her heirs, personal representatives and assigns, and the rights and privileges of TNK hereunder shall inure to the benefit of its successors and assigns, and this Guaranty shall be effective with respect to loans or advances made by TNK's successors and assigns to GLA.


5.     DURATION.

     This Guaranty shall continue in full force and effect until terminated by the actual receipt by TNK by registered or certified mail of written notice of termination from the undersigned or from the legal representative of the ndersigned if the undersigned is deceased. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.




                     [signatures begin on next page]




     Signed this 27th day of November, 2006.

                                     KAREN BOKRAM

                                 /s/ Karen Bokram
                                 -----------------

Address:

6018 Harford Road
-----------------
Baltimore, Maryland 21214
-------------------------


Sworn to and subscribed before me this 27th day of November, 2006:


----------------------------------
          Notary Signature


My Commission Expires: __________________________

     [Affix Notarial Seal]


                             ACCEPTANCE

The foregoing Guaranty Agreement is accepted this 27th day of November, 2006.

                          TNK, INC., f/k/a/ GIRLS' LIFE, INC.


                          By: /s/ A. Eric Dott
                              ----------------

                          Name: A. Eric Dott
                                -------------------
                                Title: President